UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 26, 2006 (September 26, 2006)
HEALTHSPRING, INC.
(Exact name of registrant as specified in charter)

Delaware	001-32739	20-1821898
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

44 Vantage Way, Suite 300
Nashville, Tennessee	37228
(Address of principal executive offices)	(Zip Code)
(615) 291-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
SIGNATURES

Item 7.01 Regulation FD Disclosure.
     In conjunction with the proposed underwritten offering of common stock by certain selling stockholders, pursuant to the registration statement, as amended, filed with the Securities and Exchange Commission (File No. 333-137378), members of HealthSpring, Inc.’s management will be meeting with investors and others during the remainder of September and during the first week of October 2006. During these meetings, the company’s management intends to reaffirm its 2006 guidance previously provided in the quarterly earnings release dated July 31, 2006 and as filed in the related Current Report on Form 8-K. A copy of the Company’s July 31, 2006 earnings release is also available at the Investor Relations section of the Company’s website.
Cautionary Statement Regarding Forward-Looking Statements.
     Statements contained or referenced in this report that are not historical fact may be forward-looking statements within the meaning of Section 21E of the Securities Act of 1934, as amended (the “Exchange Act”). The Company intends such statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act. Statements that are predictive in nature, that depend on or refer to future events or conditions, or that include words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would,” and similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. Such statements include, among other matters, statements regarding future operating and earnings guidance. Set forth in the registration statement referenced above and filed with the Securities and Exchange Commission is information concerning important risks and uncertainties which can be found under the headings “Risk Factors” and “Special Note Regarding Forward-Looking Statements”. Except as required by law, the Company assumes no obligation to update any forward-looking statement publicly, or to update the reasons actual results could differ materially from those predicted in any forward looking statement, even if new information becomes available in the future.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSPRING, INC.
By:	/s/ J. Gentry Barden
J. Gentry Barden
Senior Vice President, Corporate General Counsel, and Secretary

Date: September 26, 2006